                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Sypris Solutions, Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge and belief:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   February 26, 2003           By:       /s/ Jeffrey T. Gill
      ----------------------            ------------------------------------
                                                  Jeffrey T. Gill
                                        President & Chief Executive Officer

Date:   February 26, 2003           By:      /s/ David D. Johnson
      ----------------------            ------------------------------------
                                                 David D. Johnson
                                        Vice President & Chief Financial Officer